Commitments and Contingencies (Notes)	12 Months Ended
Jun. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Lease Commitments
We are committed under operating leases for our facilities that expire on various dates through 2024. Total lease expense for the years ended June 30, 2014, 2013 and 2012 was $14,151, $11,720 and $10,083, respectively.
We lease certain machinery and plant equipment under both capital and operating lease agreements that expire at various dates through 2017. The aggregate carrying value of the leased equipment under capital leases included in property, plant and equipment, net in our consolidated balance sheet at June 30, 2014, is $12,554, net of accumulated depreciation of $959; the present value of lease installments not yet due included in other current liabilities and other liabilities in our consolidated balance sheet at June 30, 2014 amounts to $8,875.
Future minimum payments required for our lease obligations for the next five fiscal years and thereafter are as follows at June 30, 2014:

	Operating lease obligations	Build-to-suit lease obligations (1)	Capital lease obligations
2015	$14,067	$—	$4,572
2016	7,200	8,989	2,985
2017	6,601	10,788	1,163
2018	4,816	10,788	477
2019	4,071	10,788	—
Thereafter	13,714	78,240	—
Total	$50,469	$119,593	$9,197

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(1) Minimum payments relate to our Waltham lease obligation, please refer to Note 6 for additional details.
The terms of certain lease agreements require security deposits in the form of bank guarantees and a letter of credit in the amount of $1,427 and $145, respectively. In addition, we provided a customary indemnification to the lessor for certain claims that may arise under the lease for which we have not recorded a liability as we have determined that the associated fair value is not material. We carry insurance policies that we believe would provide, in most cases, some, if not total, recourse to any claims arising from this lease indemnification provision.
Purchase Obligations
At June 30, 2014, we had unrecorded commitments under contract of $30,860, which were principally composed of inventory purchase commitments of approximately $11,956, production and computer equipment purchases of approximately $9,567, and other unrecorded purchase commitments of $9,337.
Debt
The required principal payments due during the next five years and thereafter under our outstanding long-term debt obligations (excluding our short-term uncommitted credit facility) at June 30, 2014 are as follows:

2015	$16,375
2016	18,422
2017	42,984
2018	349,078
2019	—
Thereafter	—
Total	$426,859

Other Obligations
We have an outstanding installment obligation of $16,556 related to the fiscal 2012 intra-entity transfer of Webs' Intellectual Property, which results in tax being paid over a 7.5 year term and has been classified as a deferred tax liability in our consolidated balance sheet as of June 30, 2014.
Legal Proceedings
We are not currently party to any material legal proceedings. Although we cannot predict with certainty the results of litigation and claims to which we may be subject from time to time, we do not expect the resolution of any of our current matters to have a material adverse impact on our consolidated results of operations, cash flows or financial position. In all cases, at each reporting period, we evaluate whether or not a potential loss amount or a potential range of loss is probable and reasonably estimable under the provisions of the authoritative guidance that addresses accounting for contingencies. We expense the costs relating to our legal proceedings as those costs are incurred.